UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                  SCHEDULE 14-A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (Amendment No. )


  Filed  by  the  Registrant  [X]
  Filed  by a  Party  other  than  the Registrant [ ]

  Check the appropriate box:

     [ ]  Preliminary Proxy Statement

     [ ] Confidential, For Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))

     [X]  Definitive Proxy Statement

     [ ]  Definitive Additional Materials

     [ ]  Soliciting Material Under Rule 14a-12


                              UNITED-GUARDIAN, INC.
             -----------------------------------------------------
                (Name of Registrant as specified in Its Charter)


 -----------------------------------------------------------------------
 (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1)and 0-11.

            (1) Title of each class of securities to which transaction applies:

            ---------------------------------------------------------------

            (2)  Aggregate number of securities to which transaction applies:

            ---------------------------------------------------------------

            (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

            ---------------------------------------------------------------

            (4)   Proposed maximum aggregate value of transaction:

            ---------------------------------------------------------------

            (5)   Total fee paid:

            ---------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as  provided  by  Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.


            (1)  Amount Previously Paid:

            ---------------------------------------------------------------

            (2)  Form, Schedule or Registration Statement No.:

            ---------------------------------------------------------------

            (3)  Filing Party:

            ---------------------------------------------------------------

            (4)  Date Filed:

            ---------------------------------------------------------------

                              UNITED-GUARDIAN, INC.
           230 Marcus Boulevard - P.O. Box 18050 - Hauppauge, NY 11788

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                             -----------------------
                             To Be Held May 16, 2007
                             -----------------------


To the Stockholders of UNITED-GUARDIAN, INC.:

     You are hereby notified that the annual meeting of the stockholders of UNITED-GUARDIAN, INC., a Delaware corporation (the "Company"), will be held at the Sheraton Long Island Hotel, 110 Vanderbilt Motor Parkway, Smithtown, NY 11788 on Wednesday, May 16, 2007 at 10:00 A.M. local time, for the following purposes:

         1. To elect eight (8) directors to serve until the next annual meeting of the stockholders and until their respective successors are elected and qualified;

         2. To ratify the selection by the Company of Eisner LLP as its Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2007; and

         3. To transact such other matters as may properly come before the meeting or any adjournment thereof.

     Only stockholders of record at the close of business on March 30, 2007 are entitled to notice of and to vote at the meeting.

                                        By order of the Board of Directors
                                        Robert S. Rubinger, Secretary

Dated: April 20, 2007



                                RETURN OF PROXIES

          A Proxy and Business Reply Envelope are enclosed for your use if you do not plan to attend the Annual Meeting in person. We urge each stockholder who is unable to attend the Annual Meeting to vote promptly by signing and returning his or her proxy, regardless of the number of shares held.

                              UNITED-GUARDIAN, INC.
           230 Marcus Boulevard - P.O. Box 18050 - Hauppauge, NY 11788
                                 (631) 273-0900

                                 Proxy Statement
                                 ---------------

     The enclosed proxy is solicited by the Board of Directors of UNITED-GUARDIAN, INC. (the "Company") for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at 10:00 A.M., local time, on Wednesday, May 16, 2007, at the Sheraton Long Island Hotel, 110 Vanderbilt Motor Parkway, Smithtown, NY 11788, and at any adjournments thereof. A proxy granted hereunder is revocable at any time before it is voted by (a) a duly executed proxy bearing a later date, (b) written notice to the Secretary of the Company received by the Company at any time before such proxy is voted at the Annual Meeting, or (c) revocation in person at the Annual Meeting.

     It is anticipated that the mailing of this Proxy Statement and the accompanying Proxy to Stockholders will commence on or about April 20, 2007.

                             SOLICITATION OF PROXIES

     The persons named as proxies are Kenneth H. Globus and Robert S. Rubinger.

     All shares represented by properly executed, unrevoked proxies received in proper form and in time for use at the Annual Meeting will be voted in accordance with the directions specified thereon and otherwise in accordance with the judgment of the persons designated as proxies. Any proxy on which no direction is specified will be voted in favor of the nominees to the Board of Directors listed in this Proxy Statement and in favor of the ratification of Eisner LLP as the Company's Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2007.

     The cost of preparing, assembling and mailing the Notice of Annual Meeting, Proxy Statement, proxy card and other materials enclosed, will be borne by the Company. In addition to the solicitation of proxies by use of the mails, officers and employees of the Company may solicit proxies by telephone, facsimile, or personal interview. They will not receive additional compensation for their effort. The Company will request brokerage houses and other custodians, nominees and fiduciaries to forward soliciting materials to the beneficial owners of stock held of record by such persons, and will reimburse such persons for their expenses in forwarding soliciting material. The Company does not anticipate paying any compensation to any other party for the solicitation of proxies.


                  VOTING SECURITIES AND PRINCIPAL STOCKHOLDERS

Outstanding Shares And Voting Rights

     Only holders of record of the Company's Common Stock, par value $.10 per share ("Common Stock"), at the close of business on March 30, 2007, will be entitled to notice of and to vote at the Annual Meeting. On March 30, 2007, there were 4,942,539 shares of Common Stock outstanding. Each outstanding share of Common Stock is entitled to one vote on all matters submitted to a vote of the stockholders at the Annual Meeting, which vote may be given in person or by proxy. There are no cumulative voting rights.

     The eight (8) nominees for director receiving the greatest number of votes cast by the holders of Common Stock will be elected directors.

     The affirmative vote of the holders of a majority of shares of Common Stock present, in person or by proxy, and eligible to vote at the Annual Meeting is necessary for the approval of the proposal to ratify the selection by the Company of Eisner LLP as the Company's Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2007.

     Under Delaware law, shares as to which a stockholder abstains or withholds authority to vote and shares as to which a broker indicates that it does not have discretionary authority to vote ("broker non-votes") will be treated as present at the Annual Meeting for the purposes of determining a quorum. Proxies marked "Withhold Authority" with respect to the election of one or more directors will not be counted in determining who are the eight persons who received the greatest number of votes in the election of directors. Proxies marked "Abstain" with respect to the ratification of the selection of Eisner LLP as the Company's Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2007, will have the effect of a vote against ratification.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NOMINEES NAMED. IF NO DIRECTION IS GIVEN IN A PROXY, SHARES REPRESENTED BY SUCH PROXY WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEES NAMED.

Security Ownership of Certain Beneficial Owners

     The following table sets forth the shares of the Company's Common Stock, par value $.10 per share (the only class of stock issued and outstanding), owned beneficially by each person who, as of March 1, 2007, is known by the Company to have owned beneficially more than 5% of the outstanding Common Stock.

Name and Address of                   Amount and Nature
Beneficial Owner                  of Beneficial Ownership      Percent of Class
--------------------                -------------------        ----------------
Dr. Alfred R. Globus                    1,281,484 (1)               25.9%
26-53 210th Street
Bayside, NY 11360

Kenneth H. Globus                         790,553 (2)               16.0%
19 McCulloch Dr.
Dix Hills, NY 11746

Irwin Uran                                556,339                   11.3%
9903 Santa Monica Blvd., #843
Beverly Hills, CA 90212

Banque Carnegie Luxembourg S.A.
Carnegie Fund Management Company S.A.
Centre Europe, 5, Place de la Gare
L-1616 Luxembourg City, Luxembourg
         &                                266,905 (3)                5.4%
D Carnegie & Co AB
Carnegie Investment Bank AB
Vastra Tradgardsgatan 15
SE-103 38, Stockholm, Sweden

(1) Includes 1,237,240 shares held directly and 44,244 held beneficially as follows: 14,966 shares owned by the Foundation for Science and Theology Inc. of which Dr. Globus is President and Director; 28,500 shares held by his wife; 658 shares controlled as Executor of the estate of Florence Globus; and 120 shares held as legal guardian for his son.

(2) Includes 515,853 shares held directly and 274,700 held beneficially as follows: 214,900 as Trustee; and 59,800 held by his wife.

(3) Represents shares held by Carnegie Fund Management Company S.A., a wholly owned subsidiary of Banque Carnegie Luxembourg S.A., which is a wholly owned subsidiary of Carnegie Investment Bank AB, which in turn is a wholly owned subsidiary of D Carnegie & Co. AB. Carnegie Investment Bank AB is the Investment Manager for Carnegie Fund Management Company S.A.

Security Ownership Of Management
--------------------------------

     The following information is furnished with respect to ownership of shares of Common Stock, par value $.10 per share, as of March 1, 2007, by each Director and by all Directors and Officers of the Company as a group (13 persons). Ownership of shares by the persons named below includes sole voting and investment power held by such persons.

                                    Amount and Nature
  Name of Beneficial Owner       of Beneficial Ownership        Percent of Class
  ------------------------       -----------------------        ----------------
   Dr. Alfred R. Globus               1,281,484  (1)                  25.9%
   Henry P. Globus                          940                         *
   Robert S. Rubinger                     5,137                         *
   Kenneth H. Globus                    790,553  (2)                  16.0%
   Lawrence F. Maietta                    4,000                         *
   Arthur M. Dresner                      9,000                         *
   Andrew A. Boccone                          0                         *
   Christopher W. Nolan, Sr.                  0                         *
   Charles W. Castanza                    7,200                         *

   All Officers and Directors

     as a group (13 persons)          2,115,360 (1)(2)(3)             42.8%

* Less than one percent (1%)

(1) Includes 1,237,240 shares held directly and 44,244 held beneficially as follows: 14,966 shares owned by the Foundation for Science and Theology Inc. of which Dr. Globus is President and Director; 28,500 shares held by his wife; 658 shares controlled as Executor of the estate of Florence Globus; and 120 shares held as legal guardian for his son.

(2) Includes 515,853 shares held directly and 274,700 held beneficially as follows: 214,900 as Trustee; and 59,800 held by his wife.

(3) Includes options exercisable within 60 days of March 1, 2007, to purchase 2,600 shares by two Officers who are not Directors.

                        DIRECTORS AND EXECUTIVE OFFICERS
                        --------------------------------

Nominees For Election As Directors
----------------------------------

     Eight directors are to be elected to serve until the next Annual Meeting of Stockholders and until their successors have been elected and qualified. Set forth in the table below are the names of all nominees designated by management for election as directors, the principal occupation or employment of each nominee for the past five years, his present positions with the Company and the year he was first elected a director.

Name and Position                                                                                                   Year First
with the Company                    Age           Principal Occupation During the Past Five Years               Elected a Director
---------------                     ---   --------------------------------------------------------------------- -----------------
Dr. Alfred R. Globus                86    From 1942 to date, Chairman of the Board and Director of Research,          1942
Chairman of the Board of                  from 1988 to December 2006 C.E.O., and from 1942 until 1988,
Directors and Director                    President.
of Research

Henry P. Globus                     84    From July 1988 to date, business consultant. For more than five             1947
                                          years prior thereto, Executive Vice President of the Company.

Robert S. Rubinger                  64    From July 1988 to date,  Executive  Vice  President  and  Secretary,        1982
                                          Treasurer from May 1994 to May 2004, and Chief Financial Officer from
                                          December 2006 to date.

Kenneth H. Globus                   55    From  July  1988 to  date,  President  and  General  Counsel  of the        1984
                                          Company. Chief Financial Officer from November 1997 to December 2006.

Lawrence F. Maietta                 49    Partner in the  accounting  firm of  Bonamassa,  Maietta & Cartelli,        1994
                                          LLP, Brooklyn, NY, since October 1991. Controller of the Company from
                                          October 1991 to November 1997.

Arthur M. Dresner                   65    Partner  in the law firm of Reed  Smith,  LLP,  New  York,  NY since        1997
                                          January 2003 and engaged as "Of Counsel" to that firm from June 1998 to January 2003. For more than five years prior thereto, a Vice
                                          President in corporate development and general management of
                                          International Specialty Products Inc., Wayne, N.J.

Andrew A. Boccone                   61    Independent business  consultant.  From 1990 until his retirement in        2002
                                          2001, President of Kline & Company, Inc., Little Falls, NJ, an
                                          international business consulting and market research firm.

Christopher W. Nolan, Sr            42    Managing  Director since March 2006 and Executive  Director (2002 to        2005
                                          2006) in Mergers & Acquisitions ("M&A") for Rabobank International,
                                          New York, NY. From 2000 to 2002 V. P. in M&A for Deutsche Bank
                                          Securities, Inc., New York, NY. From 1992-2000, V.P., Corporate
                                          Development and Investor Relations for ISP Inc., Wayne, NJ.

     Dr. Alfred R. Globus and Henry P. Globus are brothers. Kenneth H. Globus is the son of Henry P. Globus and the nephew of Dr. Alfred R. Globus. There are no other family relationships between any Director or Officer of the Company.

Executive Officers and Significant Employees
--------------------------------------------

    Name and Position

    with the Company                Age                    Principal Occupation During the Past Five Years
---------------------------        -----  ---------------------------------------------------------------------------------
 Dr. Alfred R. Globus               86    From 1942 to date,  Chairman of the Board and Director of Research,  from 1988 to
 Chairman of the Board of                 December 2006 C.E.O., and from 1942 until 1988 President of the Company.
 Directors and Director of
 Research

 Kenneth H. Globus                  55    From July 1988 to date,  President  and  General  Counsel of the  Company.  Chief
 President, General Counsel and           Financial Officer from November 1997 to December 2006.
 Director

 Robert S. Rubinger                 64    From July 1988 to date,  Executive  Vice  President and Secretary of the Company.
 Executive Vice                           Treasurer  of the  Company  from May 1994 to May 2004.  Chief  Financial  Officer
 President, Secretary, Chief              from December 2006 to date.
 Financial Officer
 and Director

 Charles W. Castanza                74    From March 2000 to date,  Senior Vice  President of the Company.  For more than 5
 Senior Vice President                    years prior thereto,  Operations  Manager of Chemicals &  Pharmaceuticals  of the
                                          Company. A director of the Company from 1982 to 2006.

 Derek Hampson                      67    From October 1987 to date,  Vice President of the Company.  Since 1971 Manager of
 Vice President                           the Company's Eastern Chemical Corp subsidiary.

 Joseph J. Vernice                  48    From February 1995 to date, Vice President of the Company.  Since 1988 Manager of
 Vice President                           Research &  Development  and since 1991  Director  of  Technical  Services of the
                                          Company.

 Peter A. Hiltunen                  48    From July 2002 to date,  Vice  President  of the Company.  Since 1982  Production
 Vice President                           Manager for the Company.

 Cecile M. Brophy                   58    From May 2004 to date,  Treasurer of the  Company.  From  November  1997 to date,
 Treasurer and Controller                 Controller of the Company.  From May 1994 to November  1997,  Accounting  Manager
                                          for the Company.

Section 16(a) Beneficial Ownership Reporting Compliance
------------------------------------------------------

     Section 16(a) of the Securities Exchange Act of 1934 (the "Act") requires the Company's officers, directors and persons who own more than 10% of a class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Officers, directors and greater than 10% stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based on
(i) a review of copies of Forms 3, 4, and 5 and any amendments thereto furnished to the Company during and with respect to the fiscal year ended December 31, 2006 and (ii) any written representations signed by reporting persons that no Form 5 is required, the Company believes that all persons subject to the reporting requirements pursuant to Section 16(a) filed the required reports on a timely basis during and with respect to the fiscal year ended December 31, 2006.

Director Meetings

     During the fiscal year ended December 31, 2006, the Board of Directors held four meetings. Five of the Directors attended all four meetings. Dr. Alfred R. Globus was absent for two meetings and Messrs. Henry P. Globus and Arthur M. Dresner each was absent for one meeting.

     The Board of Directors has an Audit Committee, established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, to oversee the accounting and financial reporting processes of the Company and to meet and review with the Company's independent auditors the plan, scope and results of its audits. Members of the Audit Committee are Messrs. Arthur M. Dresner, Andrew
A. Boccone, and Christopher W. Nolan, Sr. All of the Audit Committee members are independent as that term is defined in Section 121(A) of the listing standards of the American Stock Exchange. Under newly adopted rules of the American Stock Exchange ("AMEX"), the Board of Directors is required to make certain findings about the independence and qualifications of the members of the Audit Committee of the Board. In addition to assessing the independence of the members under AMEX rules, the Board also considered the requirements of Section 10A(m)(3) and Rule 10A-3 under the Securities Exchange Act of 1934. As a result of its review, the Board determined that all of the members of the Audit Committee are independent. The Board of Directors has determined that the Audit Committee does not have a financial expert, however, Christopher W. Nolan, Sr. is considered financially sophisticated as defined by the AMEX Company Guide, and Lawrence F. Maietta, a Certified Public Accountant and former member of the Audit Committee, acts as an advisor to the Audit Committee. Mr. Maietta is independent as that term is defined by the listing standards of the American Stock Exchange but is not independent as defined by the Securities Exchange Act of 1934. The reason for the absence of a financial expert is that the Audit Committee did not have one when the new requirement became effective, and the Board of Directors determined that the small size of the Company did not justify recruiting one, considering Mr. Maietta's presence as an advisor. There were four meetings in the fiscal year ended December 31, 2006. In September 2006, the Board of Directors approved and adopted a revised Audit Committee Charter. The Charter is available on the Company's website at: www.u-g.com/corporate

     During the fiscal year ended December 31, 2006, the independent directors of the Company, Messrs. Lawrence F. Maietta, Arthur M. Dresner, Andrew A. Boccone, and Christopher W. Nolan, Sr., held one meeting in executive session without the presence of non-independent directors and management in accordance with Section 802(b) of the AMEX Company Guide. All of the independent directors were present at the meeting. No fee was paid to such directors for this meeting.

     The Board of Directors has a Stock Option Committee which meets periodically to grant options under the 2004 Stock Option Plan, and in past years under the now expired 1993 Employee Incentive Stock Option Plan and the Non-Statutory Stock Option Plan for Directors. The committee consists of two directors. There were no Stock Option Committee meetings during the fiscal year ended December 31, 2006.

     The Board of Directors has a Compensation Committee which was formed in 1999 for the purpose of recommending to the Board the compensation for corporate officers for the ensuing year. The Compensation Committee does not have a charter. Members of the Compensation Committee are Messrs. Lawrence F. Maietta, Arthur M. Dresner, and Andrew A. Boccone. Kenneth H. Globus acts as advisor to the Committee representing management. The Committee held one meeting in 2006.

     The Compensation Committee targets a total dollar amount to be allocated in the form of bonuses to all employees for the ensuing year, based upon performance reviews. It also sets the specific bonus to be paid to each officer and key employee. These bonuses are not added to the salary of each individual. They are paid as a one-time cash bonus in July of each year. In addition, the Committee recommends the amount of any cost of living increase for all employees based upon U.S. Department of Labor statistics for the prior year.

     The Compensation Committee does not set compensation of Directors. Instead, the full Board of Directors acts on recommendations made by the independent Directors. In its review of compensation of Directors the Board considers various factors, such as compensation of Directors in other public companies of a similar size, the time spent by Board and Committee members in their service to the Company, and recent changes that may result in an increase or decrease in the responsibilities or time commitment of a Board and Committee member.

     The Board does not have a Nominating Committee. The full Board of Directors fulfills the role of a nominating committee. Final selections are made by a majority of the independent directors. It is the position of the Board that it is appropriate for the Company not to have a separate nominating committee because the size, composition and collective independence of the Board enables it to adequately fulfill the functions of a standing committee. The American Stock Exchange does not require the Company to have a separate nominating committee but does require that board nominees be selected by either a nominating committee comprised solely of independent directors or by a majority of the independent directors. Within the meaning of the listing standards of the American Stock Exchange four directors are now considered independent. They are Messrs. Lawrence F. Maietta, Arthur M. Dresner, Andrew A. Boccone, and Christopher W. Nolan, Sr.

     The Board identifies director candidates through a combination of referrals, including by management, existing board members and stockholders. Once a candidate has been identified, the board reviews the individual's experience and background, and may discuss the proposed nominee with the source of the recommendation. If the independent directors believe it to be appropriate, such directors may meet with the proposed nominee before making a final determination whether to include the proposed nominee as a member of management's slate of director nominees submitted to the stockholders for election to the board. The Board will evaluate stockholder-nominated candidates under the same criteria as director-nominated candidates. Stockholders wishing to refer director candidates to the Board should do so in writing and they should be delivered to the Board c/o Corporate Secretary, United-Guardian, Inc., 230 Marcus Blvd., P.O. Box 18050, Hauppauge, NY 11788. The Board of Directors has adopted a corporate resolution with regard to the nominating process as discussed above.

     In 2006 six Directors attended the Annual Meeting of stockholders. Dr. Alfred R. Globus and Arthur M. Dresner were absent. Historically, all of the Directors have attended the Annual Meeting. There had been only one absence at the Annual Meeting in the fourteen years prior to 2006.

Audit Committee Report
----------------------

     The Audit Committee of the Board of Directors is comprised of three directors: Arthur M. Dresner, Andrew A. Boccone, and Christopher W. Nolan, Sr. All of the Audit Committee members are independent as that term is defined in
Section 121(A) of the listing standards of the American Stock Exchange.

     The Audit Committee assists the Board of Directors in fulfilling its oversight responsibilities by reviewing the Company's consolidated financial reports, its internal financial and accounting controls, and its auditing, accounting and financial reporting processes generally.

     In discharging its oversight responsibilities regarding the audit process, the Audit Committee reviewed and discussed the audited consolidated financial statements of the Company as of and for the year ended December 31, 2006, with Company management and Eisner LLP ("Eisner"), the independent auditors. The Audit Committee received the written disclosures and the letter from Eisner required by Independence Standards of the Securities and Exchange Commission and the Public Company Accounting Oversight Board, discussed with Eisner any relationships which might impair that firm's independence from management and the Company and satisfied itself as to the auditors' independence. The Audit Committee reviewed and discussed with Eisner all communications required by generally accepted auditing standards, including Statement on Auditing Standards No. 61, Communications with Audit Committees, as amended.

     Based upon these reviews and discussions, the Audit Committee recommended to the Board of Directors that the Company's audited consolidated financial statements for the year ended December 31, 2006, be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2006 for filing with the Securities and Exchange Commission.

 /s/ Arthur M. Dresner   /s/ Andrew A. Boccone    /s/Christopher W. Nolan, Sr.

     The foregoing Audit Committee Report shall not be deemed "filed" with the Securities and Exchange Commission or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934.


                     Principal Accountant Fees and Services
                     --------------------------------------
Audit Fees

     The aggregate fees that were billed by Eisner LLP to the Company for the review and audit of the Company's financial statements for FY-2006, including its quarterly reports on Form 10-QSB and its annual report on Form 10-KSB, were approximately $68,150 (including out of pocket expenses). The aggregate fees paid to Eisner LLP by the Company for the review and audit of the Company's quarterly and annual financial statements for FY-2005 were approximately $62,650 (including out of pocket expenses).

Audit-Related Fees

     During FY-2006 there were no payments to Eisner LLP related to the Company's compliance with section 404 of the Sarbanes-Oxley Act ("SOX"). During FY-2005 Eisner LLP billed the Company $2,972 for fees related to its review of the Company's compliance with SOX. No other fees were billed by Eisner LLP for the last two fiscal years that were reasonably related to the performance of the audit or review of the Company's financial statements and not reported under "Audit Fees" above.

Tax Fees

     There were no other fees billed by Eisner LLP during the last two fiscal years for professional services rendered for tax compliance, tax advice, or tax planning.

All Other Fees

     There were no other fees billed by Eisner LLP during the last two fiscal years for other products and services provided by Eisner LLP.

     All of the services described above were approved by the Audit Committee. Accordingly, none of such services were approved pursuant to pre-approval procedures or permitted waivers thereof.

Pre-approval Policies for Audit Services

     Engagement of accounting services by the Company is not made pursuant to any pre-approval policies or procedures. Rather, the Company believes that its accounting firm is independent. Accordingly, for the foregoing reason, all accounting firm engagements by the Company are approved by the Company's Audit Committee prior to any such engagement.

     The Audit Committee of the Company's Board of Directors meets periodically to review and approve the scope of the services to be provided to the Company by its independent accountant, as well to review and discuss any issues that may arise during an engagement. The Audit Committee is responsible for the prior approval of every engagement of the Company's independent auditors to perform audit and permissible non-audit services for the Company (such as quarterly reviews, tax matters, consultation on new accounting and disclosure standards and, in future years, reporting on management's internal controls assessment.) Before the auditors are engaged to provide those services, the chief financial officer and the controller will make a recommendationto the Audit Committee regarding each of the services to be performed, including the fees to be charged for such services. At the request of the Audit Committee the independent auditors and/or management shall periodically report to the Audit Committee regarding the extent of services being provided by the independent auditors, and the fees for the services performed to date.

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Summary Compensation Table
--------------------------

     The following table sets forth for the year ended December 31, 2006 certain information concerning the compensation paid or accrued to our named executive officers:

Name and          Year     Salary      Bonus    Stock      Option    Non-Equity    Nonqualified        All Other     Total
Principal           *        ($)        ($)    Awards      Awards  Incentive Plan   Deferred         Compensation     ($)
Position                                         ($)         ($)    Compensation   Compensation           ($)
--------                                                                 ($)         Earnings
                                                                                      ($)
Alfred R.
Globus,           2006     138,189     7,000      -           -           -            -                -            145,189
Chairman of the            (3)
Board (1)
----------------- -------- ----------- ---------- ----------- ----------- ------------ ---------------- ----------- -----------
Kenneth H.                                        -           -           -            -
Globus,           2006     218,248     53,000     -           -           -            -                7,536(2)     278,784
President                  (3)                    -           -           -            -
----------------- -------- ----------- ---------- ----------- ----------- ------------ ---------------- ----------- -----------
Robert S.                                         -           -           -            -
Rubinger, Exec.   2006     143,675     12,750     -           -           -            -                4,517(2)     160,962
V.P. and C.F.O.            (3)                    -           -           -            -
----------------- -------- ----------- ---------- ----------- ----------- ------------ ---------------- ----------- -----------
Charles W.
Castanza,         2006     123,884     11,200     -           -           -            -                3,873(2)     138,957
Senior V.P.                (3)
----------------- -------- ----------- ---------- ----------- ----------- ------------ ---------------- ----------- -----------

 * Year ended on December 31 of such year.

(1) Served as Chief Executive Officer until December 18, 2006 at which time he resigned from that position.

(2) In the fiscal year ended December 31, 2006, under its 401(k) Plan for all of its employees, the Company made a contribution of up to 3% of each employee's pay for an employee's elective deferral of 6% of pay. These amounts represent the Company's contribution for the year.

(3)  Includes  paid director fees of $1,000 each to Alfred R. Globus and Charles
     W. Castanza, and $3,000 each to Kenneth H. Globus and Robert S. Rubinger ($1,000 for each meeting attended prior to October 1, 2006).

Pension Plan

     The Company sponsors a defined benefit Pension Plan for all of its full time employees. The Plan provides for a maximum benefit at age 65 based on 1% of pay (the 5 consecutive years in the last ten years of service which give the highest average pay) times years of service to a maximum of 30% of pay for 30 years of service. Vesting begins at 20% after 3 years of service and increases 20% per year to 100% vesting after 7 years of service.

     All of the persons named in the Summary Compensation Table above participate in the Plan and are 100% vested. Kenneth H. Globus has over 23 years of credited service and Alfred R. Globus, Robert S. Rubinger and Charles W. Castanza all have over 30 years of credited service (the maximum under the Plan). Both Alfred R. Globus and Charles W. Castanza are over age 65 and have taken their primary benefit under the Plan. They accrue additional benefits during their continuing employment.

Stock Options

     During the fiscal year ended December 31, 2006 the Company did not grant any options to purchase Common Stock under either the 2004 Stock Option Plan or under the now expired 1993 Employee Incentive Stock Option Plan and Non-Statutory Stock Option Plan for Directors. In addition, there were no stock options exercised during the fiscal year ended December 31, 2006, nor are there any options exercisable or unexercisable by the persons named in the Summary Compensation Table above, as of December 31, 2006.

     The Company has not adopted a Long Term Incentive Plan for Officers, Directors, or employees.

Director Compensation Table

     Effective October 1, 2006, the Board of Directors adopted revised director fees. Prior to October 1, 2006, Directors who were not employees of the Company received a fee of $1,500 for each meeting attended, and Directors who were employees received a fee of $1,000 for each meeting attended. Beginning October 1, 2006, Directors who are not employees of the Company each receive an annual retainer of $8,000 (paid quarterly) and a fee of $1,500 for each Board of Directors meeting attended. Directors who are employees of the Company now receive no separate compensation for their service as directors. Audit Committee members and Mr. Lawrence F. Maietta, as an adviser to the Committee, now each receive a fee of $1,250 for the Annual Committee Meeting and $750 for each quarterly meeting, an increase of $250 per meeting. The Audit Committee Chairman receives an additional $1,250 for the Annual Committee Meeting and an additional $750 for each quarterly meeting. Prior to October 1, 2006, the Chairman received an additional $500 per meeting. The Committee Secretary receives an additional $250 for each meeting, an increase of $150 per meeting. Compensation Committee members each receive a fee of $1,000 for attending each meeting (no change in fees). No fees are paid for Stock Option Committee meetings.

     The following table sets forth for the fiscal year ended December 31, 2006 certain information concerning the compensation paid to Directors of the Company who are not named executive officers:

       Name                      Fees Earned        Stock   Option   Non-Equity   Nonqualified   All Other      Total
                                  or Paid in        Awards  Awards   Incentive      Deferred     Compen-         ($)
                                   Cash ($)          ($)      ($)       Plan        Compen-      sation
                                                                       Compen-      sation         ($)
                                                                       sation      Earnings
                                                                        ($)          ($)
-------------------------------- ----------------- -------- -------- ----------- ------------- --------------  --------
Henry P. Globus                      6,500            -        -         -            -         20,352 (1)      26,852
-------------------------------- ----------------- -------- -------- ----------- ------------- --------------   -------
Lawrence F. Maietta                 11,750            -        -         -            -          9,000 (2)      20,750
-------------------------------- ----------------- -------- -------- ----------- ------------- --------------   -------
Arthur M. Dresner                   12,500            -        -         -            -             -           12,500
-------------------------------- ----------------- -------- -------- ----------- ------------- --------------   -------
Andrew A. Boccone                   12,300            -        -         -            -             -           12,300
-------------------------------- ----------------- -------- -------- ----------- ------------- --------------   -------
Christopher W. Nolan, Sr.           10,750            -        -         -            -             -           10,750
-------------------------------- ----------------- -------- -------- ----------- ------------- --------------   -------

(1)  Consulting  fee  in  accordance  with  a  post-retirement   agreement.

(2) Accounting consulting fee for reviewing quarterly and annual financial statements.


                             APPOINTMENT OF AUDITORS
                             -----------------------

     The firm of Eisner LLP, Independent Registered Public Accounting Firm, of New York, N.Y., has been selected by the Audit Committee of the Board of Directors to be the independent auditors of the Company for the fiscal year ending December 31, 2007. The selection of such firm is subject to ratification by the stockholders at the Annual Meeting. Management believes that the firm is well qualified and recommends a vote in favor of the ratification.

     Representatives of Eisner LLP are expected to be present at the Annual Meeting and will have an opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF EISNER LLP TO SERVE AS OUR INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2007. PROXIES WILL BE VOTED "FOR" THE RATIFICATION OF THE APPOINTMENT OF EISNER LLP IF NO DIRECTION IS GIVEN IN THE PROXIES.

                          ANNUAL REPORT TO STOCKHOLDERS

     The Annual Report to Stockholders for the fiscal year ended December 31, 2006 accompanies this Proxy Statement. The Annual Report contains financial and other information about the Company, but is not incorporated into this Proxy Statement and is not deemed to be a part of the proxy soliciting material.

                              STOCKHOLDER PROPOSALS

     Proposals of stockholders for possible consideration at the 2008 Annual Meeting (expected to be held in May 2008) must be received by the Secretary of the Company not later than January 15, 2008 to be considered for inclusion in the proxy statement for that meeting if appropriate for consideration under applicable securities laws. Stockholders who wish to make a proposal at the 2008 Annual Meeting-other than one that will be included in the Company's proxy materials-must notify the Secretary of the Company no later than March 4, 2008. If a stockholder who wishes to present a proposal fails to notify the Company by March 4, 2008, the stockholder would not be entitled to present the proposal at the meeting. If, however, notwithstanding the foregoing procedure, the proposal is brought before the meeting, then under the Securities and Exchange Commission's proxy rules the proxies solicited by management with respect to the 2008 Annual Meeting will confer discretionary voting authority with respect to the stockholder's proposal on the persons selected by management to vote proxies. If a stockholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the Securities and Exchange Commission's proxy rules.

Stockholder Communications with the Board

     The Board of Directors has adopted the following procedure for stockholders to send communications to the Board. Stockholders who wish to send communications to directors should refer to the Company's website at: www.u-g.com and direct those communications to Mr. Arthur M. Dresner, Chairman of the Audit Committee, whose email address is posted there.

                                 OTHER BUSINESS

     Management of the Company knows of no business other than that referred to in the foregoing Notice of Annual Meeting and Proxy Statement that may come before the Annual Meeting.

                                       By order of the Board of Directors
                                       Robert S. Rubinger, Secretary
Dated:  April 20, 2007

     THE COMPANY WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 2006, INCLUDING FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULES, BUT EXCLUDING EXHIBITS, TO EACH STOCKHOLDER WHO REQUESTS THE 10-KSB IN WRITING ADDRESSED TO ROBERT S. RUBINGER, CORPORATE SECRETARY, UNITED-GUARDIAN, INC., P.O. BOX 18050, HAUPPAUGE, NEW YORK 11788.

-------------------------------------------------------------------------------
                          UNITED-GUARDIAN, INC.
         230 Marcus Blvd. - P. 0. Box 18050 - Hauppauge, NY 11788

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Kenneth H. Globus and Robert S. Rubinger, and each of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all the shares of common stock of United-Guardian, Inc. held of record by the undersigned on March 30, 2007 at the annual meeting of stockholders to be held on Wednesday, May 16, 2007, 10:00 a.m. local time at the Sheraton Long Island Hotel, 110 Vanderbilt Motor Parkway, Smithtown, N.Y. 11788, or any adjournment thereof.

        Please mark, sign, date and return the proxy card promptly, using the enclosed envelope

       (Continued, and to be marked, dated and signed, on the other side)
--------------------------------------------------------------------------------

                                      PROXY

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

                                                        Please Mark +---+
                                                        Your Votes  | X |
                                                        Like This   +---+

1. ELECTION OF DIRECTORS.                          FOR all          WITHHOLD
                                                   nominees         AUTHORITY
(INSTRUCTION: TO WITHHOLD AUTHORITY                listed to        to vote
 TO VOTE FOR ANY INDIVIDUAL NOMINEE,               the left         for all
 STRIKE A LINE THROUGH THE NOMINEE'S               (except as       nominees
 NAME BELOW.)                                      marked to         listed
                                                   the contrary      to the
Dr. Alfred R. Globus  Lawrence F. Maietta          to the left        left
Henry P. Globus       Arthur M. Dresner                _                _
Robert S. Rubinger    Andrew A. Boccone               |_|              |_|
Kenneth H. Globus     Christopher W. Nolan, Sr.

2. PROPOSAL TO RATIFY THE APPOINTMENT
   OF EISNER LLP AS THE INDEPENDENT              FOR      AGAINST    ABSTAIN
   PUBLIC ACCOUNTANTS OF THE COMPANY              _          _          _
   FOR THE FISCAL YEAR ENDING                    |_|        |_|        |_|
   DECEMBER 31, 2007.

                                        In their discretion, the proxies are authorized to vote upon matters incident to the conduct of the meeting and upon such other business (which the Board of Directors did not know, prior to making this solicitation, would come before the meeting) as may properly come before the meeting or any adjournment thereof.

                                              (continued on reverse side)

                                                            Company ID:

                                                            Proxy Number:

                                                            Account Number:


Signature:____________________  Signature:__________________ Dated:_______, 2007

     Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership please sign in partnership name by authorized person.